INTERNATIONAL RECOVERY CORP.
                   700 SOUTH ROYAL POINCIANA BOULEVARD
                                SUITE 800
                      MIAMI SPRINGS, FLORIDA 33166

                                                        February __, 1995

Barry J. Paul
100 Harbor View Drive
Penthouse 3A
Baltimore, Maryland  21230

Dear Mr. Paul:

        We appreciate your continued support as a shareholder of International Recovery Corp., a Florida corporation (sometimes referred to as the "Company"). We are registering with the Securities and Exchange Commission ("SEC") those shares of the Company's common stock which were issued pursuant to a certain acquisition agreement dated December 9, 1995 (the "Acquisition Agreement"). Once the registration statement which we file with the SEC on Form S-3 (the "Registration Statement") is declared effective, it will remain effective until no later than January 3, 1998. This will allow you the flexibility to retain or sell your shares as you deem appropriate during the period the Registration Statement is effective. In order to sell your shares, you must comply with the following terms and conditions.

        You and other persons who acquired shares that were issued pursuant to the Acquisition Agreement (sometimes collectively referred to as the "Selling Shareholders") have advised us that you own, beneficially the amount of shares ("Shares") of the Company's common stock reflected on Exhibit "A" (the offering and sale of Shares by the Selling Shareholders is hereinafter referred to as the "Offering"). You understand that the Offering is not being underwritten but that the Company is attempting to provide for compliance with applicable securities laws and an orderly Offering through this and similar Letter Agreements.

        YOU UNDERSTAND THAT YOUR FAILURE TO COMPLETE PROPERLY AND EXECUTE THIS LETTER AGREEMENT COULD RESULT IN THE WITHDRAWAL OF YOUR SHARES FROM THE OFFERING AND THE REGISTRATION STATEMENT. YOU MUST FILL IN THE NAME OF YOUR BROKERAGE FIRM IN PARAGRAPH 2.5 BELOW AND RETURN THE ORIGINAL EXECUTED COPY OF THIS LETTER AGREEMENT TO THE COMPANY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. THE COMPANY MUST RECEIVE THE EXECUTED LETTER AGREEMENT WITHIN SEVEN (7) DAYS FROM THE DATE OF THIS LETTER OR YOUR SHARES MAY BE REMOVED FROM THE REGISTRATION STATEMENT.

        For purposes of the following provisions, the term
"Securities" means the Shares to be publicly offered under the Registration Statement; the term Preliminary Prospectus means any

Barry J. Paul
February __, 1995
Page -2-

preliminary prospectus relating to the Offering of the Securities or any preliminary prospectus supplement together with a prospectus relating to the Offering of the Securities; the term Prospectus means the prospectus, together with the most recent prospectus supplement, if any, relating to the Offering, filed pursuant to Rule 424 under the Securities Act of 1933, as amended; and the term Registration Statement means the Company's registration statement on Form S-3 as filed and declared effective by the Securities and Exchange Commission, as may be amended from time to time.

        In connection with your participation in the Offering, you hereby represent, warrant and agree as follows:

        1.1 You have good and valid title to the Shares listed next to your name in the Registration Statement, free and clear of all liens, encumbrances, equities or claims.

        1.2 You have obtained all consents, approvals, authorizations and orders necessary to sell the Shares pursuant to the Registration Statement, except such as may be required under the Securities Act of 1933 or state securities or Blue Sky Laws in connection with the purchase and distribution of the Shares; and you have full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by you pursuant to the Registration Statement.

        1.3 The sale of the Shares by you pursuant to the Registration Statement will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which you are a party or by which you are bound, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over you or your property.

        1.4       You are familiar with the Registration
Statement and the prospectus which is contained therein (the "Prospectus"), including any amendments thereto; you have verified that the information set forth therein concerning you is true and complete; and you know of no material adverse information with regard to current and prospective business affairs or operations of the Company not disclosed in the Registration Statement or Prospectus.

        1.5 You will indemnify and hold harmless the Company against any losses, claims, damages or liabilities, joint or several, to which the Company may become subject, under the Securities Act of 1933 or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are

Barry J. Paul
February ___, 1995
Page -3-

based upon: (a) any breach of your representations, warranties or covenants contained in this letter or in any other certificate or agreement signed by you in connection with the sale of the Shares; or
(b) an untrue statement or an alleged untrue statement of a material fact regarding you or the sale of the Shares contained in any Preliminary Prospectus, Registration Statement or the Prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact regarding you or the sale of the Shares required to be stated therein or necessary to make the statements therein not misleading; or (c) any violation of applicable law or regulation by you or any broker or agent engaged by you in connection with the sale or distribution of the Shares; and you will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

        1.6 The Company will indemnify and hold harmless the Selling Shareholders and any broker/dealer selling the Shares on behalf of the Selling Shareholders (the "Indemnitees") against any losses, claims, damages or liabilities, joint or several, to which the Indemnitees may become subject, under the Securities Act of 1933 or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any breach of the Company's representations, warranties or covenants contained in this letter or in any other certificate or agreement signed by the Company in connection with the sale of the Shares; or (b) an untrue statement or an alleged untrue statement of a material fact regarding the Company contained in any Preliminary Prospectus, Registration Statement or the Prospectus, or any amendment or supplement thereto, or any document incorporated therein, or any omission or alleged omission to state therein a material fact regarding the Company required to be stated therein or necessary to make the statements therein not misleading; or (c) any violation of applicable law or regulation by the Company; and the Company will reimburse the Indemnitees for any legal or other expenses reasonably incurred by the Indemnitees in connection with investigating or defending any such action or claim.

        2.1 You will not make any offers or sales of the Shares until the Company has notified you in writing of the effectiveness of the Registration Statement under the Securities Act of 1933, as amended, and then only in such states as are identified by the Company as being cleared for sale at that time.

        2.2 The SEC has promulgated certain rules defining and prohibiting manipulations of the securities markets. Among the most important of such rules is Rule 10b-6 which prohibits you from

Barry J. Paul
February ___, 1995
Page -4-

bidding for or purchasing any shares of common stock of the Company, directly or indirectly, until after you and any persons who are "affiliated purchasers" with you have completed the sale of your Shares. In accordance with the requirements of the SEC, by signing this letter and returning it to the Company, you agree and represent that you will not violate SEC rules in the offer or sale of any of your Shares. Accordingly, you will not, without the prior written consent of the Company, at any time prior to the completion by you of the Offering, buy, sell, deal or trade: (i) any of the Company's common stock, (ii) any security of the Company convertible into common stock, or (iii) any right or option to acquire or sell common stock or any security of the Company convertible into common stock, except as expressly provided for in the Registration Statement.

        2.3 You will not purchase, commit to purchase, or attempt to induce any other person to purchase, any Shares or any other securities of the Company other than as provided in the Registration Statement and you will not effect any transaction for the purpose of stabilizing the price of the Company's Securities.

        2.4 You agree to promptly advise the Company, in writing at the address shown above, of all sales or distributions made pursuant to the Registration Statement. You shall include in such notice to the Company, the number of shares sold to each purchaser and the state of residence or domicile of each purchaser. You agree to advise us from time to time upon request as it applies to the Offering, of the amount of Shares remaining undistributed or unsold by you. Restrictions with respect to Shares remaining undistributed or unsold by you will remain in effect until such Shares are sold pursuant to the Registration Statement.

        2.5 You shall offer and sell your Shares through or to your broker who is a duly licensed broker/dealer. You plan to sell your shares through or to PRUDENTIAL (fill in the name of brokerage firm). You have or will have made, prior to any offer or sale of your Shares, your broker aware of the existence of this Letter Agreement, its terms and conditions. Your broker may obtain copies of the Prospectus by contacting the Company at the address shown above. You are responsible for paying any brokerage commission fees, if any, and fees and costs of any legal counsel you might choose to use, if any. The "Plan of Distribution" as set forth in the Prospectus accurately reflects your participation in the Offering and to the extent such plan is changed materially, you shall immediately inform the Company of such change and discontinue your participation in the Offering until advised by the Company that you may resume your participation in the Offering.

Barry J. Paul
February ___, 1995
Page -5-

        2.6 The Company will use its best efforts to keep the Registration Statement effective until no later than January 3, 1998. Upon the expiration of the effectiveness of the Registration Statement, the Company will notify the Selling Shareholders and deregister all Shares which have not been sold as of that time. No offers or sales may be made pursuant to the Registration Statement after that time. Once the Registration Statement terminates, a restrictive legend will be placed on any of your shares which were not sold in the offering. These shares, however, may still be sold by you if any such sales comply with Rule 144, promulgated under the Securities Act of 1933.

        2.7 In selling the Shares, you understand that the only statements authorized by the Company are those in the Prospectus and no other statements whatsoever have been authorized, written or oral. You will not give any information or make any representations other than those contained in the Prospectus, or act as agent for the Company for any purpose whatsoever. You further understand that you may not distribute the Preliminary Prospectus for any reason whatsoever.

        2.8 If you are a foreign person, in connection with sales and offers to sell Securities made by you outside the United
States: (a) you will not offer or sell any Securities in any jurisdiction except in compliance with applicable laws, and (b) you will either furnish to each person to whom any such sale or offer is made a copy of the then current Prospectus. Any offering material in addition to the Prospectus furnished by you to any person in connection with any offers or sales referred to in the preceding sentence: (i) shall be prepared and so furnished at your sole risk and expense, and (ii) shall not contain information relating to the Securities or the Company which is inconsistent in any respect with the information contained in the Prospectus (as then amended or supplemented). It is understood that no action has been taken by the Company to permit a public offering in any jurisdiction other than the United States where action would be required for such purpose.

        2.9 All sales of Shares must be accompanied by or preceded by delivery of the Prospectus to the purchasers. You, or your broker acting on your behalf, have the obligation to deliver the Prospectus to the purchasers and otherwise comply with all applicable prospectus delivery requirements. You shall not give any information or make any representations other than those contained in the Prospectus, or act as agent for the Company for any purpose whatsoever.

Barry J. Paul
February ___, 1995
Page -6-

        2.10 The Company intends to take the necessary actions so that after the Registration Statement is effective, offers and sales may be made in every state in the United States except Maine, North Dakota and Oklahoma. You will not offer or sell the Shares to any person who is domiciled in or a resident of Maine, North Dakota or Oklahoma unless you have been advised by the Company in advance of such offer or sale that all actions necessary to comply with such other state(s)' securities laws have been accomplished. You will only offer or sell Shares in Florida through dealers who are registered in Florida at prices reasonably related to the current market price of the Shares.

        3.1 Upon notification by the Company that the Prospectus or the Registration Statement needs revision, you will immediately upon receipt of such notification: (i) cease to offer or sell the Shares; (ii) return all such Prospectuses in your hands to the Company; and (iii) cease to offer or sell the Shares until you have been provided with a current Prospectus and the Company has notified you that you may resume offers and sales of the Shares.

        3.2. You agree that by your signature hereunder you hereby authorize and empower the Company or any of its officers or agents to request the acceleration of the effectiveness of the Registration Statement to any particular date or a date as early as practicable, and in connection therewith you hereby constitute and appoint Ralph R. Weiser and Jerrold Blair, or either of them, your attorney-in-fact to execute a request for acceleration of the effectiveness of the Registration Statement under the Securities Act of 1933, as amended.

        4.1 All communications to us relating to the Offering shall be addressed to the Company at the address appearing above unless otherwise notified by the Company. Unless you have otherwise notified us in writing, any notices to you shall be deemed to have been duly given if mailed or telegraphed to you at the address shown above.

        4.2 This Letter Agreement shall be governed by the laws of the State of Florida. Any litigation brought or held on the basis of this Letter Agreement shall be brought and held in Dade County, Florida.

        You must confirm your acceptance of this Letter Agreement by SIGNING AND RETURNING THIS LETTER AGREEMENT TO THE COMPANY in the self-addressed, postpaid envelope provided for this purpose. We have enclosed a duplicate copy which you may retain for your files.

Barry J. Paul
February ___, 1995
Page -7-

        Your participation in the Offering as a Selling Shareholder shall constitute your acceptance of the terms and conditions set forth in this Letter Agreement and shall create a legally binding contract between you and the Company under such terms and conditions regardless of whether you have executed and returned a copy of this Letter Agreement to the Company.

                            Very truly yours,

                            INTERNATIONAL RECOVERY CORP.

                            By:/s/ Ralph R. Weiser
                               -----------------------------
                               Ralph R. Weiser, Chairman

ACKNOWLEDGED, AGREED TO,
CONFIRMED AND ACCEPTED
AS OF FEBRUARY 9, 1995.

Barry J. Paul
- ----------------------------------------
(Name of Selling Shareholder(s))

/s/ Barry J. Paul
- ----------------------------------------
(Signature(s) of Selling Shareholder(s))

STATE OF   MARYLAND)
                   )SS:
COUNTY OF BALTIMORE)

SWORN TO AND SUBSCRIBED before me this 9th day of February, 1995.

                            /s/ Catherine Zimmerman
                            --------------------------------
                            Notary Public

My commission expires:

                               EXHIBIT "A"

                                                Shares
Name of Selling    Beneficial Ownership of      Being
Shareholder        Shares Prior to Offering     Offered
- ---------------    ------------------------     -------

Stacey A. Polites           96,160              96,160

Theofilos A. Vatis          96,161              96,161

Barry J. Paul               35,000              35,000

Quattro, Inc.               10,000              10,000